UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2017
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2017, Illumina, Inc. (the "Company"), presented at the J.P. Morgan Healthcare Conference in San Francisco, California during which it discussed preliminary financial results for the quarter and year ended January 1, 2017. The presentation was webcast on the Company’s website, and it will remain available in the Investor Relations section of the Company’s website until April 11, 2017. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the presentation (the "Transcript") is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Transcript attached hereto and incorporated by reference herein, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 11, 2017, the Board of Directors of the Company amended and restated the Company’s Bylaws (the “Amended and Restated Bylaws”) to implement a proxy access bylaw. Article II, Section 2.14 of the Amended and Restated Bylaws permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company's outstanding capital stock continuously for at least three years to nominate and include in the Company's proxy materials the greater of two directors or 20% of the number of directors currently serving on the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article II, Section 2.14. The Amended and Restated Bylaws also contain ministerial changes.

This description of the amendments to the Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws filed as Exhibit 3.2 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2    Amended and Restated Bylaws of Illumina, Inc.
99.1    Transcript of Illumina, Inc. presentation at the J.P. Morgan Healthcare Conference on January 9, 2017.
99.2    Reconciliation of non-GAAP financial guidance for fiscal year 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	January 11, 2017	By:	/s/ SAM A. SAMAD
Sam A. Samad
Senior Vice President and Chief Financial Officer